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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 2003

                          Dynamics Research Corporation
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             (Exact name of Registrant as specified in its charter)




        Massachusetts                     1-7348                042-2211809
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(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)




60 Frontage Road, Andover, Massachusetts                              01810
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (978) 475-9090



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          (Former name or former address, if changed since last report)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            Exhibit 99.1     Press release dated July 29, 2003.



Item 12. Results of Operations and Financial Condition

      The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

      On July 29, 2003, Dynamics Research Corporation issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 29, 2003                     DYNAMICS RESEARCH CORPORATION


                                          By:    /s/ David Keleher
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                                                 Name:  David Keleher
                                                 Title: Vice President and Chief
                                                        Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number     Exhibit Name                           Location
------     ------------                           --------

99.1       Press release dated July 29, 2003.     Filed herewith